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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2003


                             EMPIRE RESOURCES, INC.
               (Exact name of Registrant as specified in charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



           001-12127                                      22-3136782
   (Commission file number)                   (IRS employer identification no.)

                                One Parker Plaza
                               Fort Lee, NJ 07024
                    (Address of principal executive offices)

                                 (201) 944-2200
              (Registrant's telephone number, including area code)


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Item 9 - Regulation FD Disclosure

         Empire Resources, Inc. filed with the Securities and Exchange Commission certifications by its Chief Executive Officer and Chief Financial Officer relating to its Annual Report on Form 10-K for the period ended December 31, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the filing was as follows.


CERTIFICATIONS

         The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's annual report on Form 10-K for the year ended December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date: March 31, 2003         By: /s/ Nathan Kahn
                                 -----------------------------
                                     Nathan Kahn,
                                     Chief Executive Officer and President



         The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's annual report on Form 10-K for the year ended December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date: March 31, 2003         By: /s/ Sandra Kahn
                                 -----------------------------
                                     Sandra Kahn,
                                     Chief Financial Officer